JOHNSON MUTUAL FUNDS TRUST

Johnson Disciplined Mid-Cap Fund

Supplement February 25, 2014

To

Prospectus Dated May 1, 2013

On February 25, 2014, the Board of Trustees (the “Board”) of Johnson Mutual Funds (the “Trust”) approved a change to the name and investment strategies of the Johnson Disciplined Mid-Cap Fund. The amendment to the Trust’s registration statement was filed on February 28, 2014 and the changes are expected to become effective on May 1, 2014. The new name of the Fund will be the Johnson Opportunity Fund. In connection with these changes, the Board also approved the removal of the Fund’s non-fundamental investment policy requiring that the Fund invest at least 80% of its net assets in equity securities of medium-sized companies.